UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2021
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 Codexis, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code (650) 421-8100
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading	Name of Each Exchange on Which Registered
Symbols(s)
Common Stock, par value $0.0001 per share	CDXS	The Nasdaq Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
On September 9, 2021, Codexis, Inc. (the “Company” or “Codexis”) announced that the Company and Merck, Sharp & Dohme Corp. entered into Amendment No. 5 (the “Amendment”) to the Sitagliptin Catalyst Supply Agreement dated February 1, 2021 (as previously amended, the “Agreement”). The Amendment extends the term of the Agreement to December 31, 2026.
The foregoing is only a summary of the material terms of the Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Amendment, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2021.

Item 7.01.	Regulation FD Disclosure.

On September 9, 2021, Codexis issued a press release announcing the Amendment. The full text of the press release issued in connection with the Amendment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is furnished under this Item 7.01.

Item 9.01.

(d) Exhibits
Exhibit No. Description
99.1 Press release dated September 9, 2021

To the extent that statements contained in this Current Report on Form 8-K are not descriptions of historical facts regarding Codexis, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Litigation Reform Act of 1995. Codexis undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Codexis’ business in general, please refer to Codexis’ Annual Report on Form 10-K filed with the SEC on March 1, 2021, Codexis’ Quarterly Report on Form 10-Q for the three months ended June 30, 2021 filed with the SEC on August 6, 2021 and Codexis’ other periodic reports filed with the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 9, 2021

CODEXIS, INC.

By:	/s/ Ross Taylor
Name:	Ross Taylor
Title:	Senior Vice President and Chief Financial Officer